ALL-AMERICAN TERM TRUST INC.                                       ANNUAL REPORT


                                                                  March 15, 1999


Dear Shareholder,

We are pleased to present you with the annual report for the All-American Term Trust Inc. (the "Trust") for the fiscal year ended January 31, 1999.

MARKET REVIEW
--------------------------------------------------------------------------------

The Fund's fiscal year was a tumultuous period for the capital markets, a time that will be remembered as a "flight to quality," when nervous investors fled riskier markets for the safety of U.S. Treasury securities. The emerging market contagion that began with the devaluation of the Thai baht in July 1997 spread throughout Asia into Russia and Latin America. Russia and Pakistan defaulted on some of their sovereign debt, the first sovereign bond defaults since World War
II. Yield spreads -- the difference in yield or income that securities must pay above Treasurys to compensate for the additional risk -- widened across all fixed income sectors. The "flight to quality" became a "flight to liquidity" as investors swarmed to shorter maturity Treasurys. Some bond markets virtually closed as a result.

Attempting to halt the spread of the contagion, the Federal Reserve cut the short-term interest rate by 0.25% in September, October and November, lowering it from 5.50% to 4.75%. Rate cuts by several European central banks in preparation for the 1999 debut of the euro currency reinforced the Federal Reserve action, and the markets began to stabilize by mid-October. Investors returned in search of bargains, boosting the corporate and mortgage-backed sectors. Investors stood on firmer ground by January 1999 -- with less leverage and fewer risky investments than in August 1998 -- and thus weathered Brazil's currency devaluation in January better than they had Russia's devaluation in August. The yield on the 30-year U.S. Treasury bond rose about 0.25%, however, as investors became worried that inflation would heat up again and cause U.S. interest rates to rise.

OUTLOOK
--------------------------------------------------------------------------------

We believe the Federal Reserve is likely to maintain a steady monetary policy given strong U.S. economic growth and weak global growth. After three consecutive years of 4% annual growth, we expect the U.S. economy to grow about 2.5% in 1999, with inflation remaining low and no recession on the immediate horizon. Against this backdrop, we expect the yield of the 30-year Treasury bond to range between 4.75% and 5.75%. We think the current environment will prove favorable for mortgage-backed securities, and select issues and sectors of corporate bonds. Thorough credit research and fundamental analysis will be the keys to investment success over the next few years.

ALL-AMERICAN TERM TRUST INC.

TRUST PROFILE

Goal:
High current income, consistent with capital preservation. The Trust will terminate on or about January 31, 2003

Portfolio Managers:
Julieanna M. Berry,
James F. Keegan,
Thomas J. Libassi,
Mitchell Hutchins
Asset Management, Inc.

Total Net Assets:
$190.5 million as of January 31, 1999

Dividend Payments:
Monthly


ALL-AMERICAN TERM TRUST INC.

Portfolio Composition*

(Pie Chart)

Corporates                                   67.4%
Mortgages                                    21.5%
Municipals                                    9.2%
Common Stock, Preferred Stock and Warrants    1.2%
Cash Equivalents                              0.7%

*All weightings represent percentages of portfolio assets as of January 31, 1999. The portfolio is actively managed and all holdings are subject to change.

                                                                   ANNUAL REPORT

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

PERFORMANCE

For the fiscal year ended January 31, 1999, the Trust (NYSE: AAT) lost 1.42% based on the change in its net asset value (assuming, for illustration only, that dividends were reinvested at the net asset value on the payable dates). During the same period the Trust returned 0.31% based on changes in its share price on the New York Stock Exchange (assuming dividends were reinvested under the Dividend Reinvestment Plan).

The Trust's net asset value per share was $13.90 on January 31, 1999, while its share price on the New York Stock Exchange was $13.13. During the fiscal year ended January 31, 1999, the Trust paid dividends from net investment income totaling $0.99 per share, or approximately 8(cent) per share per month.

PORTFOLIO HIGHLIGHTS

We did not make any significant changes to the Trust's asset allocation since the semiannual report to shareholders dated July 31, 1998. The Trust's holdings within the high-grade and high-yield sectors remained largely unchanged as well. When evaluating potential purchases for the Trust we take into account the Trust's ever-shortening maturity. With market yields relatively low -- as they have been for much of the past fiscal year -- bonds that meet the Trust's maturity constraint tend to feature lower yields than its current holdings.

We continue to manage the Trust's portfolio in an effort to return $15.00 per share to investors on or about January 31, 2003. Of course, no assurance can be given that this will be achieved. Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.


ALL-AMERICAN TERM TRUST INC.

Top Five Sectors*

FNMAs 11.6%

Munipals 9.2%

GNMAs 6.8%

Energy 6.0%

Media 5.7%

*All weightings represent percentages of portfolio assets as of January 31, 1999. The portfolio is actively managed and all holdings are subject to change.

For a Quarterly Review on other funds in the PaineWebber Family of Funds,(1) please contact your Financial Advisor.

Sincerely,


/s/ Margo Alexander                          /s/ Thomas J. Libassi
Margo Alexander                              Thomas J. Libassi
President and Chief Executive Officer        Portfolio Manager
Mitchell Hutchins Asset Management Inc.      All-American Term Trust Inc.



/s/ Dennis L. McCauley                       /s/ Julieanne M. Berry
Dennis L. McCauley                           Julieanna M. Berry
Chief Investment Officer -- Fixed Income     Portfolio Manager
Mitchell Hutchins Asset Management Inc.      All-American Term Trust Inc.



/s/ James F. Keegan
James F. Keegan
Portfolio Manager
All-American Term Trust Inc.


(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

This letter is intended to assist shareholders in understanding how the Trust performed during the fiscal year ended January 31, 1999, and reflects our views at the time of writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

All-American Term Trust Inc.


Portfolio of Investments                                        January 31, 1999


Principal
  Amount                                                                       Maturity            Interest
  (000)                                                                         Dates               Rates               Value
---------                                                                   ---------------     ---------------    ---------------

Collateralized Mortgage Obligations--0.53%
$        6,115    FNMA Trust 1993-41, Class H* (cost--$1,042,805) ...          03/25/23             7.000%         $    1,011,821
                                                                                                                   ---------------
Federal Home Loan Mortgage Corporation Certificates--3.32%
         6,159    FHLMC ARM (cost--$6,282,431) ......................          03/01/24             7.364               6,316,122
                                                                                                                   ---------------
Federal National Mortgage Association Certificates--14.13%
         5,000    FNMA ..............................................          04/15/03             5.750               5,146,145
        20,000    FNMA ARM ..........................................             TBA               6.000              19,791,520
         1,957    FNMA CMT ARM ......................................          03/01/23             7.422               1,981,641
                                                                                                                   ---------------
Total Federal National Mortgage Association Certificates
(cost--$27,226,457) .................................................                                                  26,919,306
                                                                                                                   ---------------
Government National Mortgage Association Certificates--8.35%
        15,644    GNMA II ARM (cost--$15,864,207) ...................    08/20/23 to 10/20/24   6.125 to 6.625         15,904,168
                                                                                                                   ---------------
Corporate Bonds--77.07%
Automotive--0.49%
         1,000    HDA Parts Systems Incorporated** ..................          08/01/05            12.000                  930,000
                                                                                                                   ---------------
Banking--3.22%
         6,000    Providian National Bank ...........................          03/15/03             6.700                6,134,262
                                                                                                                   ---------------
Broker/Dealer--1.06%
         2,000    Goldman Sachs Group L.P. ..........................          02/01/03             6.250                2,014,560
                                                                                                                   ---------------
Cable--4.59%
         3,500    International CableTel Incorporated ...............          04/15/05            12.750+               3,255,000
         5,000    Telecommunications Incorporated ...................          01/15/03             8.250                5,496,980
                                                                                                                   ---------------
                                                                                                                         8,751,980
                                                                                                                   ---------------
Communications-Fixed--2.90%
         2,110    GST USA Incorporated ..............................          12/15/05            13.875+               1,445,350
         4,000    Hyperion Telecommunications Incorporated ..........          04/15/03            13.000+               3,040,000
         1,000    PSI Net Incorporated ..............................          02/15/05            10.000                1,030,000
                                                                                                                   ---------------
                                                                                                                         5,515,350
                                                                                                                   ---------------
Consumer Manufacturing--0.98%
         1,025    Apparel Ventures Incorporated .....................          12/31/00            12.250                  917,375
         1,000    Decora Industries Incorporated ....................          05/01/05            11.000                  945,000
                                                                                                                   ---------------
                                                                                                                         1,862,375
                                                                                                                   ---------------
Energy--7.30%
         6,000    Enron Corporation .................................          04/01/03             9.125                6,662,724
         2,000    Northern Offshore ASA** ...........................          05/15/05            10.000                1,000,000
         5,000    R & B Falcon Corporation ..........................          04/15/03             6.500                4,645,990
         6,000    TransAmerican Energy Corporation ..................          06/15/02            13.000+               1,605,000
                                                                                                                   ---------------
                                                                                                                        13,913,714
                                                                                                                   ---------------
Entertainment--1.06%
         2,500    Discovery Zone Incorporated(a) ....................          08/01/02            13.500                  375,000
           588    Discovery Zone Incorporated**(a) ..................          05/01/02            13.500                  470,400
         2,000    Silver Cinemas Incorporated .......................          04/15/05            10.500                1,180,000
                                                                                                                   ---------------

                                                                                                                         2,025,400
                                                                                                                   ---------------

All-American Term Trust Inc.


Principal
  Amount                                                                       Maturity            Interest
  (000)                                                                         Dates               Rates               Value
---------                                                                   ---------------     ---------------    ---------------
Corporate Bonds (continued)
Finance--3.21%
$        4,000    General Motors Acceptance Corporation .............          01/22/03             5.875%         $     4,037,896
         2,000    Reliance Group Holdings Incorporated ..............          11/15/00             9.000                2,078,440
                                                                                                                   ---------------
                                                                                                                         6,116,336
                                                                                                                   ---------------
Food & Beverage--6.45%
         2,375    Iowa Select Farms L.P.** ..........................          12/01/05            10.750                1,947,500
         3,000    Mrs. Fields Original Cookies Incorporated .........          12/01/04            10.125                2,880,000
         6,000    Nabisco Incorporated ..............................          02/01/03(b)          6.125                5,911,194
         1,500    Packaged Ice Incorporated .........................          02/01/05             9.750                1,552,500
                                                                                                                   ---------------
                                                                                                                        12,291,194
                                                                                                                   ---------------

Freight, Air, Sea & Land--3.11%
         5,500    Airborne Freight Corporation ......................          12/15/02             8.875                5,928,010
                                                                                                                   ---------------
General Industrial--3.83%
         2,000    J.B. Poindexter & Company Incorporated ............          05/15/04            12.500                1,960,000
         5,000    Tenneco Incorporated ..............................          10/01/02             8.075                5,337,025
                                                                                                                   ---------------
                                                                                                                         7,297,025
                                                                                                                   ---------------
Healthcare--2.68%
         5,000    Tenet Healthcare Corporation ......................          01/15/03             7.875                5,112,500
                                                                                                                   ---------------
Hotels, Lodging--2.16%
         4,000    Hilton Hotels Corporation .........................          07/15/02             7.700                4,112,940
                                                                                                                   ---------------
Insurance--3.81%
         7,000    Prudential Insurance Company of America ...........          04/15/03             6.875                7,262,962
                                                                                                                   ---------------
Media--6.91%
         4,000    InterAct Systems Incorporated .....................          08/01/03            14.000+               1,640,000
         9,000    News America Holdings Incorporated ................          02/01/03             8.625                9,986,004
         2,000    Source Media Incorporated .........................          11/01/04            12.000                1,540,000
                                                                                                                   ---------------
                                                                                                                        13,166,004
                                                                                                                   ---------------
Metals, Mining--0.80%
         1,500    Easco Corporation .................................          03/15/01            10.000                1,518,750
                                                                                                                   ---------------
Packaging--2.24%
         2,000    Grupo Industrial Durango S.A. .....................          07/15/01            12.000                1,710,000
         3,000    Vicap, S.A. de C.V. ...............................          05/15/02            10.250                2,550,000
                                                                                                                   ---------------
                                                                                                                         4,260,000
                                                                                                                   ---------------
Real Estate--0.52%
         1,000    Hovnanian K Enterprises Incorporated ..............          04/15/02            11.250                  995,000
                                                                                                                   ---------------
Restaurants--1.71%
         3,625    American Restaurant Group Incorporated ............          02/15/03            11.500                3,262,500
                                                                                                                   ---------------
Service--1.07%
         2,000    Sullivan Graphics Incorporated ....................          08/01/05            12.750                2,030,000
                                                                                                                   ---------------
Steel/Oil--3.30%
         6,000    USX Corporation MTN ...............................          08/05/02             7.990                6,294,000
                                                                                                                   ---------------

All-American Term Trust Inc.


Principal
  Amount                                                                       Maturity            Interest
  (000)                                                                         Dates               Rates               Value
---------                                                                   ---------------     ---------------    ---------------
Corporate Bonds (concluded)
Technology--5.56%
$        2,000    Ampex Corporation++ ...............................          03/15/03            12.000%         $     2,080,000
         3,000    Comdisco Corporation MTN ..........................          01/28/02             9.500                3,263,688
         5,000    Electronic Retailing Systems International ........          02/01/04            13.250+               1,750,000
         3,500    Samsung Electronics America Incorporated** ........          05/01/03             9.750                3,500,000
                                                                                                                   ---------------
                                                                                                                        10,593,688
                                                                                                                   ---------------
Tobacco--4.14%
         6,500    Phillip Morris Companies Incorporated .............          01/15/03             7.250                6,846,060
         1,000    RJR Nabisco Incorporated ..........................          12/01/02             8.625                1,032,164
                                                                                                                   ---------------
                                                                                                                         7,878,224
                                                                                                                   ---------------
Transportation--0.43%
           850    Eletson Holdings Incorporated .....................          11/15/03             9.250                  811,750
                                                                                                                   ---------------
Transportation, Non-Air--1.10%
         2,000    Stena AB ..........................................          12/15/05            10.500                2,085,000
                                                                                                                   ---------------
Utilities--2.44%
         2,000    Calpine Corporation ...............................          02/01/04             9.250                2,070,000
         2,500    Niagara Mohawk Power Corporation ..................          10/01/02             7.250                2,574,050
                                                                                                                   ---------------
                                                                                                                         4,644,050
                                                                                                                   ---------------
Total Corporate Bonds (cost--$158,379,691) ..........................                                                  146,807,574
                                                                                                                   ---------------
Convertible Bonds--5.33%
Communications--0.20%
         420      GST Telecommunciations Incorporated ...............          12/15/05            13.875+                 386,400
                                                                                                                   ---------------
Gaming--1.05%
         2,000    Argosy Gaming Corporation .........................          06/01/01            12.000                2,010,000
                                                                                                                   ---------------
Service--2.54%
         4,500    Corporate Express Incorporated ....................          07/01/00             4.500                3,870,000
         1,000    Waste Systems International Incorporated** ........          05/13/05             7.000                  962,500
                                                                                                                   ---------------
                                                                                                                         4,832,500
                                                                                                                   ---------------
Technology--1.54%
         3,000    Softkey International Incorporated ................          11/01/00             5.500                2,928,750
                                                                                                                   ---------------
Total Convertible Bonds (cost--$10,164,107) .........................                                                   10,157,650
                                                                                                                   ---------------
Zero Coupon Municipal Securities(1)--11.21%
           650    Bolingbrook Illinois Park District ................          01/01/03             5.475                  557,551
           995    Cook County Illinois High School District .........          12/01/02             6.124                  858,755
         4,500    Houston Texas Independent School District .........          08/15/02        5.200 to 5.250            3,940,650
         7,000    Houston Texas Water & Sewer .......................          12/01/02             5.050                6,057,450
         1,000    Maricopa County Arizona School District ...........          01/01/02             5.300                  898,660
         3,895    NorthEast Independent School District Texas .......          02/01/03             5.150                3,338,794
         6,000    San Antonio Texas Electric & Gas ..................          02/01/03        5.150 to 5.900            5,143,200
           650    William County Illinois Community School District .          12/15/02             6.024                  560,098
                                                                                                                   ---------------
Total Zero Coupon Municipal Securities (cost--$20,210,432) ..........                                                   21,355,158
                                                                                                                   ---------------

All-American Term Trust Inc.


Number of
  Shares                                                                                                                Value
---------                                                                                                          ---------------
Common Stocks(a)--1.19%
Gaming--0.02%
        30,000    Hollywood Casino Corporation ......................................................              $        40,313
                                                                                                                   ---------------
Retail--1.17%
       261,250    Samuels Jewelers Incorporated++ ...................................................                    2,220,625
                                                                                                                   ---------------
Total Common Stocks (cost--$2,340,625) ..............................................................                    2,260,938
                                                                                                                   ---------------
Preferred Stock(a)--0.00%
Energy--0.00%
        57,830    TCR Holdings  (cost--$3,438) ......................................................                        3,470
                                                                                                                   ---------------

 Number of
 Warrants
-----------

Warrants(a)--0.23%
Consumer Manufacturing--0.00%
           525    AVI Holdings Incorporated .........................................................                        2,622
                                                                                                                   ---------------
Entertainment--0.00%
        22,492    Discovery Zone Incorporated .......................................................                          225
                                                                                                                   ---------------
Food & Beverage--0.08%
         1,500    Packaged Ice Incorporated .........................................................                      150,000
                                                                                                                   ---------------
General Industrial--0.01%
         2,000    SabreLiner Corporation ............................................................                       30,000
                                                                                                                   ---------------
Media--0.01%
         4,000    InterAct Systems Incorporated .....................................................                       16,000
                                                                                                                   ---------------
Technology--0.13%
        68,000    Ampex Corporation .................................................................                      225,080
         3,000    Electronic Retailing Systems International ........................................                       15,000
                                                                                                                   ---------------
                                                                                                                          240, 080
                                                                                                                   ---------------
Total Warrants (cost--$281,005) .....................................................................                      438,927
                                                                                                                   ---------------

All-American Term Trust Inc.


Principal
  Amount                                                                       Maturity            Interest
  (000)                                                                         Dates               Rates               Value
---------                                                                   ---------------     ---------------    ---------------
Repurchase Agreement--0.90%
$        1,722    Repurchase Agreement dated 01/29/99 with
                    State Street Bank & Trust Company, collateralized
                    by $1,215,000 U.S. Treasury Bonds, 8.875% due
                    08/15/17 (value--$1,763,269);
                    proceeds: $1,722,674 (cost--$1,722,000) .............      02/01/99             4.700%      $        1,722,000
                                                                                                                   ---------------
Total Investments (cost--$243,517,198)--122.26% .........................                                              232,897,134
Liabilities in excess of other assets--(22.26)% .........................                                              (42,399,505)
                                                                                                                   ---------------
Net Assets--100.00% .....................................................                                          $   190,497,629
                                                                                                                   ===============

----------
* Planned amortization class interest only security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns outside a designated range. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+ Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
++   Illiquid security representing 2.26% of net assets.
(a)  Non-income producing securities.
(b)  Maturity date reflects mandatory put date.
(1) Interest rates shown reflect yield to maturity at purchase date for zero coupon bonds.
ARM Adjustable Rate Mortgage, the interest rate shown is the current rate at January 31, 1999.
CMT  Constant Maturity Treasury Index.
MTN  Medium Term Note.
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with approximate (generally +/-1.0%) principal amount and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when specific mortgage pools are assigned.


                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.



STATEMENT OF ASSETS AND LIABILITIES                             JANUARY 31, 1999

Assets:
Investments in securities, at value (cost--$243,517,198) .......    $232,897,134
Interest receivable ............................................       3,430,822
Other assets ...................................................           2,372
                                                                    ------------
Total assets ...................................................     236,330,328
                                                                    ------------
Liabilities:
Payable for investments purchased ..............................      44,327,356
Payable to custodian ...........................................       1,096,510
Payable to investment adviser and administrator ................         145,361
Accrued expenses and other liabilities .........................         263,472
                                                                    ------------
Total liabilities ..............................................      45,832,699
                                                                    ------------
Net Assets:
Capital Stock--$0.001 par value; 100,000,000 shares authorized;
   13,706,667 shares issued and outstanding ....................     205,571,205
Undistributed net investment income ............................       6,669,223
Accumulated net realized losses from investment transactions ...     (11,122,735)
Net unrealized depreciation on investments .....................     (10,620,064)
                                                                    ------------
Net assets applicable to shares outstanding                         $190,497,629
                                                                    ============
Net asset value per share ......................................          $13.90
                                                                          ======



                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF OPERATIONS

                                                                          For the Year
                                                                              Ended
                                                                        January 31, 1999
                                                                        ----------------
Investment income:
Interest .............................................................       $17,180,822
                                                                             -----------
Expenses:
Investment advisory and administration ...............................         1,800,461
Custody and accounting ...............................................           122,235
Reports and notices to shareholders ..................................           117,004
Legal and audit ......................................................            57,094
Transfer agency fees .................................................            32,270
Directors' fees ......................................................            10,500
Amortization of organizational expenses ..............................             3,654
Other expenses .......................................................            35,953
                                                                             -----------
                                                                               2,179,171
                                                                             -----------
Net investment income ................................................        15,001,651
                                                                             -----------
Realized and unrealized losses from investment activities:
Net realized loss from investment transactions .......................        (1,596,043)
Net change in unrealized appreciation/depreciation of investments ....       (16,150,151)
                                                                             -----------
Net realized and unrealized loss from investment activities ..........       (17,746,194)
                                                                             -----------
Net decrease in net assets resulting from operations .................       $(2,744,543)
                                                                             ===========

                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                             For the Years
                                                                                           Ended January 31,
                                                                                    ------------------------------
                                                                                         1999            1998
                                                                                    --------------   -------------
From operations:
Net investment income .........................................................        $15,001,651     $15,760,268
Net realized gain (loss) from investments .....................................         (1,596,043)      3,046,710
Net change in unrealized appreciation/depreciation of investments .............        (16,150,151)      2,682,977
                                                                                    --------------   -------------
Net increase (decrease) in net assets resulting from operations ...............         (2,744,543)     21,489,955
                                                                                    --------------   -------------
Dividends to shareholders from:
Net investment income .........................................................        (13,569,600)    (13,980,800)
                                                                                    --------------   -------------
Net increase (decrease) in net assets .........................................        (16,314,143)      7,509,155

Net assets:
Beginning of year .............................................................        206,811,772     199,302,617
                                                                                    --------------   -------------
End of year (including undistributed net investment income
   of $6,669,223 and $4,850,592, respectively) ................................       $190,497,629    $206,811,772
                                                                                    ==============   =============


                 See accompanying notes to financial statements

ALL-AMERICAN TERM TRUST INC.

STATEMENT OF CASH FLOWS

                                                                  For the Year
                                                                      Ended

                                                                January 31, 1999
                                                                ----------------
Cash flows provided by operating activities:
Interest received .............................................    $ 13,205,363
Expenses paid .................................................      (1,098,808)
Purchase of short-term portfolio investments, net .............        (907,000)
Purchases of long-term portfolio investments ..................    (917,572,443)
Sales of long-term portfolio investments ......................     919,940,909
                                                                ----------------
Net cash flows provided by operating activities ...............      13,568,021
                                                                ----------------
Cash flows used for financing activities:
Dividends paid to shareholders ................................     (13,569,600)
                                                                ----------------

Net decrease in cash ..........................................          (1,579)
Cash at beginning of year .....................................           1,579
                                                                ----------------
Cash at end of year                                                 $         0
                                                                ================

Reconciliation of net decrease in net assets resulting from operations to net cash flows provided by operating activities:
Net decrease in net assets resulting from operations ..........    $(2,744,543)
Decrease in investments, at value .............................     52,378,353
Decrease in receivable for investments sold ...................      3,883,326
Increase in interest receivable ...............................       (358,052)
Amortization of deferred organizational expenses ..............          3,654
Decrease in other assets ......................................            988
Decrease in payable for investments purchased .................    (40,671,426)
Decrease in payable to investment adviser and administrator ...        (12,235)
Increase in payable to custodian ..............................      1,096,510
Decrease in accrued expenses and other liabilities ............         (8,554)
                                                                ----------------
Total adjustments .............................................     16,312,564
                                                                ----------------
Net cash flows provided by operating activities                    $13,568,021
                                                                ================


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     All-American Term Trust Inc. (the "Trust") was incorporated in Maryland on November 19, 1992 as a closed-end diversified management investment company. The Trust will terminate on or about January 31, 2003. Organizational costs were deferred and have been amortized on the straight line method over a period not exceeding 60 months from the date the Trust commenced operations.

     The preparation of financial statements in accordance with generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     Valuation of Investments--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities in the judgement of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment adviser and administrator and an asset management subsidiary of PaineWebber Incorporated. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by a management committee under the direction of the Trust's board of directors. The amortized cost method of valuation, which approximates market value, is used to value debt obligations with 60 days or less remaining to maturity, unless the Trust's board of directors determines that this does not represent fair value.

     Repurchase Agreements--The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Trust occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

     Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

     Dollar Rolls--The Trust enters into transactions in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds on the initial sale and by fee income or a lower repurchase price.

     Dividends and Distributions--Dividends and distributions are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. On or about January 31, 2003, the Trust will liquidate its assets and will declare and make a termination distribution to its shareholders in an aggregate amount equal to the net proceeds of such liquidation after payment of the Trust's expenses and liabilities, including amounts owed on any outstanding borrowings by the Trust.

NOTES TO FINANCIAL STATEMENTS


CONCENTRATION OF RISK

     The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

INVESTMENT ADVISER AND ADMINISTRATOR

     The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. The Advisory Contract provides Mitchell Hutchins with an investment advisory and administration fee, computed weekly and paid monthly, at an annual rate of 0.90% of the Trust's average weekly net assets.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at January 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

     At January 31, 1999, the components of net unrealized depreciation of investments were as follows:


       Gross appreciation (investments having an excess of value over cost) .......     $  5,353,215
       Gross depreciation (investments having  an excess of cost over value) ......      (15,973,279)
                                                                                        ------------
       Net unrealized depreciation of investments .................................     $(10,620,064)
                                                                                        ============


     For the year ended January 31, 1999, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $876,901,017 and $916,057,583, respectively.

CAPITAL STOCK

     There are 100,000,000 shares of $0.001 par value common stock authorized. Of the 13,706,667 shares outstanding at January 31, 1999, Mitchell Hutchins owned 8,587 shares.

FEDERAL TAX STATUS

     It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As part of the Trust's investment objective to return $15.00 per share to investors on or about January 31, 2003, the Trust may retain a portion of its taxable income and will pay any applicable excise tax.

     At January 31, 1999, the Trust had a net capital loss carryforward of $10,895,746 which will expire by 2007 or upon termination of the Trust, whichever occurs sooner. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable those gains will not be distributed.

     To reflect reclassifications arising from permanent "book/tax" differences for the year ended January 31, 1999, the Fund's undistributed net investment income was increased by $386,580, accumulated net realized losses from investment transactions were increased by $360,135 and capital stock was decreased by $26,445.

ALL-AMERICAN TERM TRUST INC.


FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each year is presented below:

For the Years Ended January 31,

                                                                                   For the Years Ended January 31,
                                                               ------------------------------------------------------------------
                                                                   1999         1998          1997          1996         1995
                                                               -----------   -----------   -----------   -----------  -----------

Net asset value, beginning of year ..........................   $    15.09    $    14.54   $     14.37   $     13.31  $     15.30
                                                               -----------   -----------   -----------   -----------  -----------
Net investment income .......................................         1.09          1.15          1.10          1.19         1.24
Net realized and unrealized gains (losses) from investments          (1.29)         0.42          0.13          0.99        (2.01)
                                                               -----------   -----------   -----------   -----------  -----------
Net increase (decrease) from investment operations ..........        (0.20)         1.57          1.23          2.18        (0.77)
                                                               -----------   -----------   -----------   -----------  -----------
Dividends from net investment income ........................        (0.99)        (1.02)        (1.06)        (1.12)       (1.22)
                                                               -----------   -----------   -----------   -----------  -----------
Net asset value, end of year ................................   $    13.90    $    15.09   $     14.54   $     14.37  $     13.31
                                                               ===========   ===========   ===========   ===========  ===========
Per share market value, end of year                             $    13.13    $    14.06   $     12.75   $     13.25  $     12.13
                                                               ===========   ===========   ===========   ===========  ===========
Total investment return (1)                                           0.31%        18.93%         4.59%        19.34%       (7.13)%
                                                               ===========   ===========   ===========   ===========  ===========

Ratios/Supplemental Data:
Net assets, end of year (000's) .............................   $  190,498    $  206,812   $   199,303   $   196,997  $   182,437
Expenses to average net assets ..............................         1.09%         1.10%         1.18%         1.05%        1.05%
Net investment income to average net assets .................         7.50%         7.81%         7.70%         8.49%        8.95%
Portfolio turnover rate .....................................          337%          398%          391%          415%         383%

----------
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and distributions at prices obtained under the Trust's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions.

ALL-AMERICAN TERM TRUST INC.


REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
All-American Term Trust Inc.

     We have audited the accompanying statement of assets and liabilities of All-American Term Trust Inc. (the "Trust"), including the portfolio of investments, as of January 31, 1999, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at January 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of All-American Term Trust Inc. at January 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.



                                        Ernest Young LLP



New York, New York
March 17,

ALL-AMERICAN TERM TRUST INC.


TAX INFORMATION (unaudited)

     We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (January 31, 1999) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that the Fund made distributions during the fiscal year of $0.99 derived from net investment income and taxable as ordinary income.

     Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Since the Trust's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1999. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2000. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust.

GENERAL INFORMATION (unaudited)

THE TRUST

     All-American Term Trust Inc. (the "Trust") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Trust will terminate on or about January 31, 2003 and, in conjunction therewith, will liquidate all of its assets and distribute the net proceeds to shareholders. The Trust will be managed in an effort to return the initial offering price of $15.00 per share and will normally be invested in a diversified portfolio of investment grade and high-yield corporate bonds, mortgage-backed securities and triple-A rated zero coupon municipal bonds. The Trust's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., an asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which has over $60.3 billion in assets under management as of February 28, 1999.

SHAREHOLDER INFORMATION

     The NYSE ticker symbol for the Trust is AAT. Weekly comparative net asset value and market price information about the Trust is published each Monday in The Wall Street Journal, each Sunday in The New York Times and weekly in Barron's, as well as other newspapers.

     The Trust's board of directors amended the Trust's bylaws to require that the Trust receive notice of board nominations or proposals that any shareholder wishes to be considered at an annual or special shareholder meeting. This notice will give the Trust's management an opportunity to inform shareholders of and respond to those nominations and proposals. The amendment will be effective for meetings that occur after the Trust's 1999 annual meeting.

     The amended bylaws require that the Trust receive notice of a nomination or proposal for an annual meeting at least 120 days in advance of the anniversary of the date that the Trust's proxy statement for the previous year's annual meeting was first released to shareholders. For a special shareholder meeting, the Trust must receive notice within seven days of the date on which notice of the special meeting is first given to shareholders. In order to make a nomination or proposal to be considered at the 2000 annual meeting of shareholders, the Trust must receive notice of that nomination or proposal no later than December 1, 1999.

YEAR 2000 RISKS

     Like other funds and financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by its investment adviser, other service providers and entities with computer systems that are linked

ALL-AMERICAN TERM TRUST INC.

to Trust records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

     Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer system that it uses, and to obtain satisfactory assurances that each of the Trust's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Trust. In addition, issuers of securities in which the Trust invests may be adversely affected by year 2000 related problems. This could have an impact on the value of the Trust's investments and share price.

DISTRIBUTION POLICY

     The Trust's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

     A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Trust's transfer agent and should include the stockholder's name and address as they appear on the share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Trust will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Trust. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days' written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

--------------------------------------------------------------------------------

DIRECTORS

E. Garrett Bewkes, Jr.                  Mary C. Farrell
Chairman                                Meyer Feldberg
Margo N. Alexander                      George W. Gowen
Richard Q. Armstrong                    Frederic V. Malek
Richard R. Burt                         Carl W. Schafer



PRINCIPAL OFFICERS

Margo N. Alexander                      Thomas J. Libassi
President                               Vice President

Victoria E. Schonfeld                   James F. Keegan
Vice President                          Vice President

Dianne E. O'Donnell                     Julieanna Berry
Vice President and Secretary            Vice President

Paul H. Schubert                        Mark Tincher
Vice President and Treasurer            Vice President

Dennis L. McCauley
Vice President



INVESTMENT ADVISER
AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Trust may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Trust for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

---------------------
ALL-AMERICAN
TERM TRUST INC.


ANNUAL REPORT

JANUARY 31, 1999



PaineWebber
(Copyright)1999 PaineWebber Incorporated
              Member SIPC